UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(Address of principal executive offices)

(732) 780-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Balloon Mortgage Note

On May 18, 2023, the Company, as sole member of Avalon RT9 Properties, LLC, a New Jersey limited liability company (“Avalon RT9”), authorized Avalon RT9 to execute and deliver, that certain balloon mortgage note, dated May 24, 2023 in favor of S&P Principal LLC (the “Lender”) in the original principal amount of $1,000,000.00 (the “Balloon Mortgage Note”), which Balloon Mortgage Note shall accrue interest at the annual rate of 13.0% and be paid in monthly installments of interest-only in the amount of $10,833.33 commencing in June, 2023 and continuing through October, 2025 (at which point any unpaid balance of principal, interest and other charges shall be due and payable), and be secured by a second-lien mortgage on certain real property and improvements located at 4400 Route 9, Freehold, Monmouth County, New Jersey, as evidenced by that Second Mortgage and Security Agreement dated May 24, 2023 (the “Mortgage”). Further, the Company and Avalon RT9, in their own respective capacities, executed and delivered that certain guaranty dated May 24, 2023 (the “Guaranty”). The Guaranty sets forth Avalon RT9’s obligations under the Balloon Mortgage Note, the Mortgage and such other loan documents to be executed and delivered to the Lender in connection with the foregoing. The Company and Avalon RT9 also executed and delivered that certain hazardous material guaranty and indemnification agreement, dated May 24, 2023 (the “Hazardous Material Guaranty and Indemnification Agreement”), which contains customary representations and warranties regarding the use of hazardous materials and the parties’ continued compliance with environmental laws, rules and regulations.

The foregoing description of the Balloon Mortgage Note, the Mortgage, the Guaranty and the Hazardous Material Guaranty and Indemnification Agreement is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.6, 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Convertible Note Financing

On May 23, 2023, AVALON GLOBOCARE CORP. (the “Company”) entered into securities purchase agreements (the “Securities Purchase Agreements”) with Mast Hill Fund, L.P. (“Mast Hill”) for the issuance of 13% senior secured promissory notes in the aggregate principal amount of $1,500,000.00 (collectively the “Notes”) convertible into shares of common stock, par value $0.0001 per share, of the Company, as well as the issuance of up to 75,000 shares of common stock as a commitment fee and warrants for the purchase of up to 230,000 shares of common stock of the Company. The Company and its subsidiaries have entered into that certain security agreement (the “Security Agreement”), creating a security interest in certain property of the Company and its subsidiaries to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes. The transaction closed on May 23, 2023 (the “Closing Date”). Principal amount and interest under the Notes are convertible into shares of common stock of the company at a conversion price of $4.5 per share unless the Company fails to make an amortization payment when due, in which case the conversion price shall be the lower of $4.5 or the trading price of the shares, subject to a floor of $1.5.

Mast Hill acquired the Notes with principal amount of $1,500,000.00 and paid the purchase price of $1,425,000.00 after an original issue discount of $75,000.00. On the same Closing Date, the Company issued (i) a warrant to purchase 125,000 shares of common stock with an exercise price of $4.50 exercisable until the five-year anniversary of the Closing Date, (ii) a warrant to purchase 105,500 shares of common stock with an exercise price of $3.20 exercisable until the five-year anniversary of the Closing Date, which warrant shall be cancelled and extinguished against payment of the Notes, and (iii) 75,000 shares of common stock to Mast Hill as additional consideration for the purchase of the Note, which were earned in full as of the Closing Date. On the Closing Date, the Company delivered such duly executed Notes, warrants and common stock to Mast Hill against delivery of such purchase price.

The Securities Purchase Agreement contains customary representations and warranties and agreements and obligations of the parties. The proceeds of this Note financing will be used for general corporate purposes. The foregoing description of the Securities Purchase Agreement, the Security Agreement, the Note and the Warrants is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The securities described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Securities Purchase Agreement, dated May 23, 2023, between Avalon Globocare Corp. and Mast Hill Fund, L.P.
10.2	Security Agreement, dated May 23, 2023, among Avalon Globocare Corp., Avalon Healthcare System Inc., Avalon Laboratory Services, Inc., Avalon RT 9 Properties, LLC, Avactis Biosciences, Inc., Laboratory Services MSO, LLC, Genexosome Technologies Inc., International Exosome Association LLC and Mast Hill Fund, L.P.
10.3	Senior Secured Promissory Note, dated May 23, 2023, between Avalon Globocare Corp. and Mast Hill Fund, L.P.
10.4	First Warrant, dated May 23, 2023, between Avalon Globocare Corp. and Mast Hill Fund, L.P.
10.5	Second Warrant, dated May 23, 2023, between Avalon Globocare Corp. and Mast Hill Fund, L.P.
10.6	Form of Balloon Mortgage Note.
10.7	Form of Second Mortgage and Security Agreement.
10.8	Form of Guaranty.
10.9	Form of Hazardous Material Guaranty and Indemnification Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Date: May 26, 2023	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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